UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2020

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 16, 2020, at the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Argo Group International Holdings, Ltd. (the “Company”), the Company’s shareholders approved amendments to the Company’s Amended and Restated Bye-Laws (the “Bye-Laws”) to (i) immediately declassify the Board of Directors, (ii) provide a range in the size of the Board of Directors of 3 to 11 directors, with the exact number to be determined by the Board of Directors, and (iii) modify certain provisions relating to the voting of equity securities of Company subsidiaries. Each of these amendments are further described in the Company’s definitive proxy statement dated March 16, 2020, as filed with the U.S. Securities and Exchange Commission (the “Proxy Statement”). The Bye-Laws, as amended, are attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual General Meeting, the Company’s shareholders considered six proposals set forth below, each of which is described in more detail in the Proxy Statement. Each director nominee was elected and every proposal was approved by the Company’s shareholders. The number of votes cast for and against each matter, as well as the number of abstentions and broker non-votes, were as follows:

		For	Against	Abstentions	Broker Non-Vote
Proposal 1	Approval of an amendment to the Bye-Laws to declassify the Board of Directors	30,725,745	55,069	135,059	1,747,377

Proposal 2	Election of directors for an annual term until the next annual general meeting:
	Bernard C. Bailey	29,431,956	1,348,433	135,484	1,747,377
	Thomas A. Bradley	29,157,208	1,623,117	135,548	1,747,377
	Fred R. Donner	30,099,294	679,737	136,842	1,747,377
	Anthony P. Latham	29,784,904	996,289	134,680	1,747,377
	Dymphna A. Lehane	29,792,555	990,879	132,439	1,747,377
	Samuel G. Liss	28,809,120	1,948,513	158,240	1,747,377
	Carol A. McFate	30,038,488	748,376	129,009	1,747,377
	Kathleen A. Nealon	30,301,471	487,118	127,284	1,747,377
	Al-Noor Ramji	30,278,995	499,054	137,824	1,747,377
	Kevin J. Rehnberg	30,072,270	710,332	133,271	1,747,377
	John H. Tonelli	30,661,425	118,363	136,085	1,747,377

Proposal 3	Approval, on an advisory, non-binding basis, of our executive compensation	17,791,855	12,984,416	139,602	1,747,377

Proposal 4	Approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2020 and to refer the determination of its remuneration to the Audit Committee of our Board of Directors	31,589,882	928,957	144,411	—

Proposal 5	Approval of an amendment to the Bye-Laws to provide a range in the size of the Board of Directors of 3 to 11 directors, with the exact number to be determined by the Board of Directors	32,316,539	121,572	225,139	—

Proposal 6	Approval of an amendment to the Bye-Laws to modify certain provisions relating to the voting of equity securities of Company subsidiaries	30,080,968	680,047	154,858	1,747,377

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

3.1	Amended and Restated Bye-Laws of Argo Group International Holdings, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2020	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
	Name:	Jay S. Bullock
	Title:	Executive Vice President and Chief Financial Officer